UNITED STATES SECURITIES AND EXCHANGE COMMISSION

FORM 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Act of 1934 (Amendment No. _____)

Filed by a Party other than the Registrant ☐

Filed by the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

KURV ETF TRUST

(Exact Name of Registrant as Specified in Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration No.:

(3)	Filing Party:

(4)	Date Filed:

Kurv Technology Titans Select ETF

a series of Kurv ETF Trust (the “Trust”)

September 21, 2026

Kurv Investment Management LLC would like to provide the following clarifications:

The authority granted to the proxy holders by Proposal 2 will be used only to solicit votes for Proposal 1 and adjournments for that purpose. There are no other agenda items that will be contemplated.

The proxy materials previously filed with the Securities and Exchange Commission are hereby supplemented to clarify that any and all references to “Kurv Advisors, LLC” should instead refer to “Kurv Investment Management LLC.” No other changes have been made to the proxy materials.

Shareholders who execute proxies may revoke them at any time before they are voted by (1) filing with the Fund a written notice of revocation, (2) timely voting a proxy bearing a later date, or (3) by attending the Meeting and voting in person.

If you should have any questions regarding this announcement, please call Okapi Partners, the Funds' proxy solicitor, toll-free at (877) 629-6357.

Thank you for your continued support.

FORM OF PROXY	FORM OF PROXY

KURV ETF TRUST

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 29, 2026

1 Letterman Drive, Building C, Suite 3-500, San Francisco, CA 94129

KURV TECHnology titans select etf

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned hereby appoints Howard Chan and Kira Cruz, as Proxy of the undersigned, with full power of substitution, and hereby authorizes either of them to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Meeting of Shareholders of the Fund (the “Meeting”) to be held at 1:00 pm Eastern Time, on October 29, 2026, at the offices of Kurv Investment Management LLC at 1 Letterman Drive, Building C, Suite 3-500, San Francisco, CA 94129, and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. This proxy will be governed by and construed in accordance with the laws of the State of Delaware and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the State of Delaware and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

Receipt of the Notice of the Special Meeting and the accompanying Proxy Statement is hereby acknowledged. THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF NO SPECIFICATION IS MADE AND THE PROXY CARD IS EXECUTED, THE PROXY CARD WILL BE VOTED “FOR” THE PROPOSAL SET FORTH ON THE REVERSE.

CONTROL #:

SHARES:

Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint owners/tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

Signature(s) (Title(s), if applicable)

Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE

CONTINUED ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

THERE ARE 3 EASY WAYS TO VOTE YOUR PROXY:

1. By Phone: Call Okapi Partners toll-free at: (877) 629-6357 to vote with a live proxy services representative.  Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 AM to 8:00 PM (EST).

OR

2. By Internet: Refer to your proxy card for the control number and go to the URL as indicated on the proxy card and follow the simple on-screen instructions.

OR

3. By Mail: Sign, Date, and Return this proxy card using the enclosed postage-paid envelope.

If possible, please utilize option 1 or 2 to ensure that your vote is received and registered in time for the meeting on October 29, 2026

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE PROPOSAL

		FOR	AGAINST	ABSTAIN

1.	To approve a New Advisory Agreement between Kurv Investment Management LLC and the Kurv ETF Trust, on behalf of the Fund.	☐	☐	☐

To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

You may have received more than one proxy card due to multiple investments in the Fund.

PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 29, 2026

THE PROXY STATEMENT AND THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS FOR THIS MEETING

ARE AVAILABLE AT: WWW.OKAPIVOTE.COM/KQQQ